UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Rithm Property Trust Inc.

(Exact name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholders,
On behalf of the Board of Directors, I cordially invite you to attend the 2025 Annual Meeting (the “Annual Meeting”) of the holders of common stock, par value $0.01 per share (the “Common Stock”), of Rithm Property Trust Inc., a Maryland corporation (“RPT,” the “Company,” “we,” “our” and “us”; formerly known as “Great Ajax Corp.” prior to our name change, effective as of December 2, 2024). The Annual Meeting will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, on June 2, 2025, at 8:00 a.m. Eastern Time.
All holders of our Common Stock at the close of business on the Record Date (April 8, 2025), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis.
The matters expected to be acted upon at the Annual Meeting are described in detail below and in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, on or about April 21, 2025, we will send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet or by telephone. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We believe the use of the Internet and telephone makes the proxy distribution process more efficient and less costly and helps conserve natural resources.
The Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) are available at http://www.proxyvote.com and may also be accessed through our website at https://www.rithmpropertytrust.com under the “Financial Info — SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting and receiving a copy.
Your vote is important. Please authorize the named proxies to cast your vote over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Authorizing and submitting your proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors, we thank you for your continued interest in and support of our company. We look forward to seeing you on June 2, 2025.
Sincerely,
/s/ Michael Nierenberg

Michael Nierenberg
Chief Executive Officer and Member of the Board of Directors
This proxy statement is dated April 21, 2025, and is first being made available to the RPT stockholders on or about April 21, 2025.

Rithm Property Trust Inc.
799 Broadway, 8th Floor
New York, NY 10003
(646) 868-5483
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2025
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Rithm Property Trust Inc., a Maryland corporation (the “Company”; formerly known as “Great Ajax Corp.” prior to our name change, effective as of December 2, 2024), will be held on June 2, 2025 at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, beginning at 8:00 a.m. Eastern Time, and at any adjournments or postponements thereof, to consider the following matters, which are described in detail in the accompanying materials:
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to consider and vote upon the election of the four director nominees named in the Proxy Statement to serve until the 2026 annual meeting of stockholders and until their successors are elected and duly qualified;

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to consider and vote upon the approval of the issuance of up to 7,700,000 shares of Common Stock to the Manager as payment of fees under the Management Agreement;

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to consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

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to consider and vote upon the advisory vote to approve the compensation of the Company’s named executive officers, as more fully described in the Proxy Statement;

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to consider and vote upon the advisory vote to approve the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

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to transact such other business as may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 8, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Your vote is important. Whether or not you expect to attend the meeting, please authorize a proxy to vote your shares via the Internet, by telephone, or by completing, dating, signing and promptly returning the proxy so that your shares may be represented at the meeting.
By Order of the Board of Directors,
Emma B. Bolla
Secretary
April 21, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2025
This Notice of Annual Meeting, the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

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RITHM PROPERTY TRUST INC.
799 Broadway, 8th Floor
New York, NY 10003

PROXY STATEMENT
2025 Annual Meeting of Stockholders

GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
This Proxy Statement contains information related to the solicitation of proxies for exercise at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 2, 2025 at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, beginning at 8:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders.
The enclosed proxy is solicited by the Company on behalf of our Board of Directors (the “Board”). “We,” “our,” “us,” “RPT”, and the “Company” refer to Rithm Property Trust Inc. We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the 2024 Annual Report, coordination of the Internet and telephone voting process, and any additional information furnished to you by us. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We will reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees, who will not receive any additional compensation for this solicitation.
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and form of proxy card, and the 2024 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
Annual Meeting Attendance
All holders of our Common Stock at the close of business on the Record Date (April 8, 2025), or their duly authorized proxies, are authorized to attend the Annual Meeting for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the close of business on April 8, 2025 (the “Record Date”). All stockholders entitled to vote at the Annual Meeting will be able to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on a continuing basis. On or about April 21, 2025, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting that have properly requested paper copies of such materials, within three business days of our receipt of such request.

Record Date, Stockholders Entitled to Vote and Quorum
As of April 8, 2025, there were 45,393,415 shares of Common Stock outstanding. Only holders of Common Stock of record as of such date, or their duly authorized proxies, will be entitled to vote at the Annual Meeting. Our Common Stock constitutes the only class of securities entitled to vote at the meeting. Each share of our Common Stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on and to vote for as many individuals as there are directors to be elected.
Many Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own names. As summarized below, there are distinctions between shares of Common Stock held of record and those owned beneficially.
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Stockholder of record.   If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered the stockholder of record of those shares and the Notice is being sent directly by RPT to you.

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Beneficial owner of shares held in street name.   If your shares are held in a stock brokerage account or by a bank or other intermediary, your shares are held in “street name,” you are considered the “beneficial owner” of those shares and the Notice is being forwarded to you by your broker or other intermediary through which you hold those shares. Brokers and other intermediaries are not typically holders of record for beneficial owners but are “participants” in the Cede & Co./DTC depository system. Shares registered in the name of Cede & Co., as DTC’s nominee, are held in accounts for the clients of DTC participants (the banks, brokers and other nominees) and are commonly said to be held in “street name.” As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares. Please also note that if you are the beneficial owner of shares held in “street name”, you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

Our Amended and Restated Bylaws (the “Bylaws”) provide that the presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum at each meeting of Stockholders. Abstentions and broker non-votes, if any, will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Annual Meeting.
Voting Requirements for the Proposals
Proposal 1 (Election of Directors):   Directors are elected by a plurality of votes cast, in person or by proxy, at the Annual Meeting, provided that a quorum is present. There is no cumulative voting in the election of directors. Therefore, the four director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A stockholder with voting power (whether as a beneficial owner of shares, a designated proxy holder or a broker with discretionary authority to vote shares) who is present, in person or represented by proxy, has the discretion to “withhold” a vote for a director nominee. A vote “withheld” from a director nominee will not affect the outcome of the election of directors.
Proposal 2 (Approval of Share Issuances to the Manager):   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Proposal 3 (Ratification of Ernst & Young LLP):   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers are permitted to vote on ratification of the appointment of auditors, there will be no broker non-votes on this proposal.
Proposal 4 (Approval of Executive Compensation):   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Although the vote on this advisory proposal is non-binding, the Compensation Committee of the Board (the “Compensation Committee”) and the Board value the opinion of stockholders and will take into account the outcome of the vote when considering future executive compensation decisions.
Proposal 5 (Frequency of Vote on Executive Compensation):   The option (every “1 year”, “2 years” or “3 years”) that receives a majority of all the votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that has been recommended by stockholders. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. In the event that no option receives a majority of the votes cast, the Board will consider the option that receives the most votes to be the option recommended by stockholders. Although the vote on this advisory proposal is non-binding, the Compensation Committee and the Board value the opinion of stockholders and will take into account the outcome of the vote when considering the frequency of future votes on our executive compensation.
Broker Non-Votes
A broker non-vote occurs when a broker, bank or other nominee of record submits a proxy for the Annual Meeting but does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and it does not otherwise have discretion to vote the uninstructed shares.
Under the rules of the New York Stock Exchange (“NYSE”) that govern brokers who are voting with respect to shares held in street name, brokers only have the discretion to vote those shares for which they have not received voting instructions on “routine” matters, but not on “non-routine” matters.
Under NYSE rules, Proposal 1 (Election of Directors), Proposal 2 (Approval of Share Issuances to the Manager), Proposal 4 (Approval of Executive Compensation) and Proposal 5 (Frequency of Vote on Executive Compensation) are considered non-routine matters.
Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals and broker non-votes may exist with respect to each of these Proposals for which you did not specifically authorize your broker or other nominee to cast a vote.
Proposal 3 (Ratification of Ernst & Young LLP) is considered “routine” under the NYSE rules. If you are a beneficial owner, and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Ernst & Young LLP as RPT’s independent registered public accounting firm for the fiscal year ending December 31, 2025, even if the broker or other nominee does not receive voting instructions from you.
Unless you instruct your broker, bank or other nominee to vote your shares held in street name, your shares will NOT be voted on any of the proposals other than Proposal 3 (Ratification of Ernst & Young LLP) at the Annual Meeting. Accordingly, RPT urges you to give instructions to your bank or broker or other nominee of record as to how you wish your shares to be voted so you may vote on these important matters.
Voting Instructions
If you are a stockholder of record, you may authorize your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 pm Eastern Time the day before the Annual

Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.
If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement, “FOR” the approval of the issuance of up to 7,700,000 shares of Common Stock to the Manager as payment of fees under the Management Agreement, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, “FOR” the non-binding advisory approval of compensation of the Company’s named executive officers and “1 YEAR” on the non-binding advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.
You may revoke a previously authorized proxy and change your vote at any time before the closing of the voting by (i) filing with RPT’s Secretary a written notice of revocation or a duly executed proxy bearing a later date; (ii) submitting a duly executed proxy bearing a later date with us; or (iii) attending the Annual Meeting and voting in person at the Annual Meeting. Your attendance at the Annual Meeting does not automatically revoke your previously submitted proxy.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access the proxy materials and vote by Internet or to request a paper or email copy of the proxy materials. If you receive these materials in paper form, the materials include a voting instruction form so that you may instruct your broker or nominee how to vote your shares.
If you are a stockholder of record, authorizing a proxy to vote your shares in advance does not affect your right to attend the Annual Meeting and vote or change your vote there. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.
Recommendations of the Board of Directors
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors):   “FOR” each of the Board nominees for election as directors;

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Proposal 2 (Approval of Share Issuances to the Manager):   “FOR” the approval of the issuance of up to 7,700,000 shares of Common Stock to the Manager as payment of fees under the Management Agreement;

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Proposal 3 (Ratification of Ernst & Young LLP):   “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

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Proposal 4 (Approval of Executive Compensation):   “FOR” the non-binding advisory approval of compensation of the Company’s named executive officers.

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Proposal 5 (Frequency of Vote on Executive Compensation):   “1 YEAR” as the non-binding advisory vote as to preferred frequency for future non-binding advisory votes on the compensation of the Company’s named executive officers.

Voting Results
The preliminary voting results will be announced at the Annual Meeting. In addition, within four business days following certification of the final voting results, RPT will file the final voting results with the SEC on a Current Report on Form 8-K.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Equiniti Trust Company, LLC, to examine these documents.

Additional Information
If you have any questions about the Annual Meeting or these proxy materials, please contact us at Rithm Property Trust Inc., 799 Broadway, 8th Floor, New York, NY 10003, Attn: Secretary, or call (646) 868-5483. If you have questions about your ownership of our Common Stock, please contact our transfer agent, Equiniti by dialing (718) 921-8200.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.
This Proxy Statement contains certain forward-looking statements. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward- looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control, including, without limitation, the risk factors and other matters set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 18, 2025. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Proposal 1 — Election of Directors
The Board is currently comprised of four directors. The nominees, all of whom are currently serving as our directors, have been recommended by the Board for election to serve as directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. Based on its review of the relationships between the director nominees and us, the Board has affirmatively determined that the following directors are “independent” directors under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission: Ms. Haggerty and Messrs. Friedman and Hoffman.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for re-election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.
Nominees for Election as Directors
The following table sets forth the name and age of each director nominee, indicating all positions and offices with RPT currently held by the nominee.
Name	Age	Title	Director Since	Committee Assignment
Paul Friedman	69	Director, Chairman of the Board	2016	Audit, Compensation
Mary Haggerty	65	Director	2021	Audit, Nominating and Corporate Governance
Daniel Hoffman	65	Director	2024	Audit, Compensation, Nominating and Corporate Governance
Michael Nierenberg	62	Director, Chief Executive Officer	2024	N/A
Set forth below are descriptions of the backgrounds and principal occupations of each of the nominees.
Paul Friedman has been a member of the Board since July 2016 and has been the Chair of our Board and the Chair of our Compensation Committee since June 2024. Mr. Friedman has served on the board of directors of Oppenheimer Holdings Inc. since July 2015 and is currently the lead independent director, chair of its compliance committee and a member of its compensation committee. Mr. Friedman has also served on the board of directors of Tiptree Inc. since August 2016 and is currently chair of its audit committee. From November 2009 to March 2015, Mr. Friedman served as the Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC. From June 2008 to October 2009, Mr. Friedman served as the Managing Director of Mariner Investment Group. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc. from 1981 to 2008, most recently holding the position of Chief Operating Officer of its Fixed Income Division. Mr. Friedman is a Certified Public Accountant and has a M.S. in Finance and Accounting from New York University, Stern School of Business, and a B.A. in Economics from Colgate University. Mr. Friedman brings an extensive amount of operational and risk management experience to the Board as well as a deep knowledge of the financial services industry.
Mary Haggerty has been a member of the Board since March 2021 and the Chair of the Audit Committee since June 2024. Ms. Haggerty has served on the board of directors of Claros Mortgage Trust, Inc. since November 2021 and is currently chair of its audit committee. Ms. Haggerty served for 28 years in various roles at Bear Stearns, and, following its 2008 merger with JPMorgan, at JPMorgan. She retired in March 2020 from JPMorgan Chase as a Managing Director in Capital Markets. Most recently, Ms. Haggerty led the Portfolio Management Group in Capital Markets and spearheaded the restructuring of Chase Home Lending’s mortgage servicing portfolio. Prior to that, she led several businesses in the Securitized Products Group of JPMorgan Securities, including Plymouth Park Tax Services (a business that invested in delinquent real estate taxes), the Securitized Products Transaction Management Group, and EMC Mortgage Corporation (a residential mortgage special servicer). At Bear Stearns, as Senior Managing Director and Co-Head of Mortgage Finance, she built and managed its residential mortgage origination, acquisition, warehouse lending and mortgage finance businesses. Ms. Haggerty served as a board member of J.P. Morgan Residential Mortgage Acceptance Corp. between July 2009 and March 2020, a board member of Reoco, Inc. between December 2008 and March 2020 and a board member of Bear Stearns Residential Mortgage Corporation between April 2011 and December 2018. Ms. Haggerty began her career as a Certified Public Accountant at Arthur Young & Company. She has a B.S. degree in accounting from the State University of New York at Albany, is a board member of The University at Albany Foundation, and serves as a member of the Dean’s Advisory Council for the School of Business. Ms. Haggerty also serves as board member and Treasurer of Virtual Enterprises International, Inc., a national educational non-profit that develops entrepreneurial skills in middle and high school students utilizing a work-based learning environment and academic standards-based education. Ms. Haggerty’s background in investment banking paired with her experience in various director roles provide her with the expertise to serve as a director.
Daniel Hoffman has served as a member of our Board of Directors and the Chair of the Nominating and Corporate Governance Committee since June 2024. He is the founder and CEO of The Monday Group, a multi-family office, since its founding in 2023. Mr. Hoffman was a Managing Director at Cerberus Capital Management, a residential real estate fund, from May 2016 to May 2023. He was a Managing Director and Co-Head of U.S. Securitized Products and Head of Sales at Royal Bank of Canada Capital Markets, from September 2015 to May 2016. He had been an independent director of the Board, and served as the head of the Board’s Audit Committee from its inception to June 2016. Mr. Hoffman was a Managing Director at Amherst, Pierpont Securities, a broker-dealer specializing in mortgage and mortgage related securities, from May 2010 to August 2015. He was Head of Fixed Income Sales at Amherst until August 2013 when he accepted a position as an Adjunct Professor of Real Estate Finance at Baruch College, one of the schools of the City University of New York. Mr. Hoffman remained an adjunct professor until June 2015. From July 2008 until May 2010, he was a Managing Director at the Royal Bank of Scotland. Prior thereto, Mr. Hoffman was with Bear, Stearns & Co. Inc. as a Senior Managing Director in the Fixed Income Division. He was Head of Mortgage Sales, Interest Rate Sales and headed the Middle Markets sales team. Mr. Hoffman was at Bear, Stearns for 22 years, primarily focused on mortgages (all types), asset-backed securities, commercial mortgages, CDOs (collateralized debt obligations) and CLOs (collateralized loan obligations). Mr. Hoffman received his B.S. in Economics from the State University of New York at Binghamton and his M.B.A. in Finance from the University of Chicago Booth School of Business. Mr. Hoffman’s over 25 years of experience in the mortgage securities market and his broad-based investment banking experience qualify him to serve as a director.
Michael Nierenberg has served as a member of our Board since June 2024 and currently serves as RPT’s Chief Executive Officer, a position he has held since his appointment in June 2024. He is also the chief executive officer, president and member of the board of directors of Rithm Capital Corp., positions he has held since November 2013. He has served as chairman of the board of directors of Rithm Capital Corp. since May 2016. Additionally, beginning in January 2025, Mr. Nierenberg has served as the Chairman of the board and a director and, since November 2024, the Chief Executive Officer of Rithm Acquisition Corp., a special purpose acquisition company. From November 2013 until June 2022, Mr. Nierenberg served as a Managing Director at Fortress. From December 2020 until June 2022, Mr. Nierenberg also served as Chief Executive Officer and Chairman of the board of Fortress Capital Acquisition Corp., and, from January 2021 until June 2022, as a member of its audit and compensation committees. Prior to becoming Chief Executive Officer of Rithm Capital Corp., Mr. Nierenberg served as a Managing Director and head of Global Mortgages and Securitized Products at Bank of America Merrill Lynch. Mr. Nierenberg joined Bank of America Merrill Lynch in November 2008 from JP Morgan, where he was head of Global Securitized Products and a member of the management committee of the investment bank. Prior to his tenure at JP Morgan, Mr. Nierenberg held a range of senior leadership positions during fourteen years with Bear, Stearns & Co. Inc., including Head of Interest Rate and Foreign Exchange Trading Operations, Co-Head of Structured Products and Co-Head of Mortgage-Backed Securities Trading. From 2006 to 2008, he was a member of Bear Stearns’s Board of Directors. Mr. Nierenberg spent seven years at Lehman Brothers prior to joining Bear Stearns and was instrumental in building the company’s adjustable-rate mortgage business. Mr. Nierenberg’s knowledge, skill, expertise and experience as described above qualify him as a director.
Vote Required and Recommendation
The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, assuming a quorum is present, the four individuals with the highest number of affirmative votes will be elected to the four directorships. A vote “withheld” from a director, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

COMPENSATION OF DIRECTORS
The independent directors receive an annual fee of $140,000, payable quarterly in shares of RPT’s Common Stock and/or in cash, at the election of each independent director. The number of the shares is determined in the same manner as the value of the shares to be paid to the Manager as part of its base management fee (see the section entitled “Certain Relationships and Related Party Transactions — Management Agreement”) and the value of the shares is based on of the closing price of the shares on the issuance date. The non-independent directors are not entitled to any compensation for their service. RPT reimburses all RPT’s directors for their reasonable expenses incurred in connection with their attendance at board and committee meetings.
Beginning the first quarter of 2022, the chair of each committee of the Board other than the Audit Committee and the since-disbanded Investment Supervisory Committee receives an additional cash payment of $15,000 per year. The chairperson of the Audit Committee receives an additional cash payment of $20,000 per year, and the Chair of the Board (formerly the lead director) receives an additional $10,000 payment.
Also, during the second quarter of 2023, in response to conflict of interest concerns arising in connection with the Strategic Transaction (as defined below), the Board established a Special Committee of disinterested directors. The directors on the Special Committee received a one-time cash payment of $20,000. This committee has also since been disbanded.
In March 2023, each member of the Board was granted a restricted stock award of 5,000 shares of Common Stock, which were subject to a two-year vesting period.
The following table sets forth information regarding the compensation paid during 2024 to each of RPT’s independent directors:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Paul Friedman	167,500	24,900	192,400
Mary Haggerty	150,000	9,900	159,900
Daniel Hoffman(2)	49,808	—	49,808
John C. Condas(3)	96,924	9,900	106,824
Jonathan Bradford Handley, Jr.(3)	110,770	9,900	120,670
J. Kirk Ogren, Jr.(3)	117,692	9,900	127,592

(1)
Includes payment of the portion of quarterly directors’ fees payable in shares of Common Stock.

(2)
Includes 2,000 shares of restricted stock granted in connection with Mr. Hoffman’s joining the Board.

(3)
Served as director until the closing of the Strategic Transaction on June 11, 2024.

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Profile
We have structured our corporate governance in a manner that RPT believes closely aligns RPT’s interests with those of RPT’s stockholders. Notable features of our corporate governance structure include the following:
•
the Board is not classified, with each of RPT’s directors subject to re-election annually;

•
three of RPT’s four directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•
three of RPT’s directors, including the chairperson of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC;

•
RPT complies with the requirements of the NYSE listing standards, including having board committees comprised solely of independent directors; and

•
RPT has opted out of the business combination statute and the control share acquisition statute under the Maryland General Corporation Law.

RPT’s directors stay informed about RPT’s business by attending meetings of RPT and its committees and through supplemental reports and communications. RPT’s independent directors meet regularly in executive sessions without the presence of RPT’s corporate officers or non-independent directors.
Additionally, RPT’s overboarding policy, which is included in RPT’s Corporate Governance Guidelines, provides that if a director serves on more than three public company boards, his or her service on the Board will be subject to the Board’s determination that such simultaneous service on such other boards will not impair his or her ability to effectively serve on the Board.
Board Committees
The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. RPT complies with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee is comprised exclusively of independent directors. Additionally, RPT from time to time may establish other committees to facilitate the management of RPT.
The table below provides membership information for each of the RPT standing committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Paul Friedman*	X	X (chair)
Mary Haggerty*	X (chair)		X
Daniel Hoffman*	X	X	X (chair)

*
Audit Committee financial expert

Audit Committee
The Audit Committee consists of Ms. Haggerty (chairperson) and Messrs. Friedman and Hoffman. Ms. Haggerty and Messrs. Friedman and Hoffman each satisfies the requirements for being designated an “audit committee financial expert” as defined in SEC regulations because of their respective financial and accounting expertise.

The Board has adopted an Audit Committee charter. The Audit Committee charter defines its duties to include:
•
serving as an independent and objective body to monitor and assess the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance generally of our internal audit function;

•
overseeing the audit and other services of our independent auditors and being directly responsible for the appointment, independence, qualifications, compensation and oversight of our independent auditors, who report directly to the Audit Committee;

•
providing an open means of communication among our independent auditors, accountants, financial and senior management, our internal auditing department, our corporate compliance department and the Board;

•
resolving any disagreements between our management and the independent auditors regarding our financial reporting;

•
meeting at least quarterly with senior executives, internal audit staff and independent auditors;

•
discussing our earnings press releases and our policies with respect to risk assessment and risk management; and

•
preparing the audit committee report for inclusion, if required, in our annual proxy statements for our annual stockholders’ meetings.

The Audit Committee charter also mandates that the Audit Committee approve all audit, audit-related, tax and other services conducted by our independent accountants. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for monitoring cybersecurity risk, reviewing IT security controls and evaluating the adequacy of security programs, compliance and controls that impact RPT. The Audit Committee also prepared the Audit Committee report included in this Proxy Statement.
Compensation Committee
The Compensation Committee consists of Messrs. Friedman (chairperson) and Hoffman.
The Board has adopted a Compensation Committee charter, which sets forth the Compensation Committee’s duties, including:
•
overseeing the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and incentive-compensation and equity-based plans;

•
determining the compensation payable to non-employee directors, including the number of shares underlying, and the terms of, restricted common share awards and stock options to be granted to our directors;

•
administering and implementing RPT’s 2016 Equity Incentive Plan (the “2016 Plan”), RPT’s 2014 Director Equity Plan (the “Director Plan”) and any other equity incentive plan that RPT may implement;

•
reviewing and approving any new equity compensation plan, material change to an existing plan, or any stock option or other type of award, if required;

•
establishing guidelines and standards for determining the compensation, if any, of RPT’s executive officers and recommending to the Board compensation, if any, for them;

•
evaluating the objectives of the executive officer compensation programs and the performance of RPT’s executive officers; and

•
preparing a report on executive compensation, if required for inclusion in our annual proxy statement for our annual stockholders’ meetings.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Mr. Hoffman (chairperson) and Ms. Haggerty. The Board has adopted a Nominating and Corporate Governance Committee charter, which defines the Nominating and Corporate Governance Committee’s duties, including:
•
establishing standards for service on the Board;

•
identifying individuals qualified to become members of the Board and recommending director candidates for election or re-election to the Board;

•
considering and making recommendations to the Board regarding board size, diversity and composition, committee composition and structure and procedures affecting directors, and each director’s independence, as well as the Board’s compliance with NYSE requirements;

•
make recommendations to the Board regarding the composition of the Board’s committees and make recommendations for any changes, including the creation and elimination of committees;

•
advising the Board and the Manager on candidates for our executive offices, and conducting appropriate investigation of such candidates;

•
monitoring our corporate governance principles and practices, RPT’s code of business conduct and ethics, our human resource practices, our fulfillment of obligations of fairness in internal and external matters, and the effectiveness of the Board; and

•
reviewing changes in legislation, regulations, and other developments impacting corporate governance and making recommendations to the Board with respect to such matters.

Investment Supervisory Committee
The Board maintained an Investment Supervisory Committee until June 2024, when such committee was disbanded following the closing of the Strategic Transaction (as defined below). It consisted of our former directors Lawrence A. Mendelsohn (chairperson), John C. Condas and J. Kirk Ogren, Jr., each of whom resigned from the Board in June 2024 in connection with the Strategic Transaction. The Investment Supervisory Committee’s primary duties included:
•
assisting the Board by reviewing all then-current management investment practices and evaluating and monitoring existing and proposed investments by the Company;

•
overseeing the investment operations of the Former Manager (as defined below) and acting as liaison between the Former Manager and the Board with respect to investments, investment strategies and investment guidelines and policies;

•
approving investments and acquisitions that exceed 10.0% of the equity of the Company from time to time; and

•
reviewing and making recommendations to the Board with respect to any related party investment transactions.

Special Committee
A special committee (the “Special Committee”) composed of disinterested directors was initially established by the Board in connection with the evaluation of a potential merger transaction with Ellington Financial Inc. in 2023. Its purpose was subsequently re-defined by the Board to evaluate strategic alternatives more generally, and then evaluated and recommended approval of the Strategic Transaction. The Special Committee consisted of Paul Friedman (chairperson), John Condas, Kirk Ogren and Mary Haggerty, and engaged its own financial adviser and counsel, and was disbanded following the closing of the Strategic Transaction.
Board and Committee Meetings
In 2024, the Board met 14 times, the Audit Committee met four times, the Compensation Committee met two times and the Nominating and Corporate Governance Committee met four times, each including telephonic meetings. The Investment Supervisory Committee held no meetings, and the Special Committee held two meetings in 2024. Each director attended more than 75% of Board and applicable committee meetings.
Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve. Directors are expected to attend each annual meeting of stockholders.
Risk Management and Oversight Process
The Board is responsible for understanding the primary risks of RPT’s business. Each of its standing committees are involved in overseeing and reviewing certain risks within the scope of their respective responsibilities, including those described below.
Audit Committee
The Board and the Audit Committee monitor our credit risk, liquidity risk, regulatory risk, cybersecurity risk, operational risk and enterprise risk by regular reviews with management and independent auditors. Specifically, the Audit Committees oversees the following:
•
In its periodic meetings with independent auditors, the Audit Committee discussed the scope and plan for any internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.

•
The Audit Committee also discusses with our independent auditors the external audit scope, the independent auditing firm’s responsibility under applicable requirements, including the Standards of the Public Company Accounting Oversight Board, accounting policies and practices and other required communications.

•
The Audit Committee and, where appropriate, the independent members of the Board, review and approve related party transactions under our Related Party Transactions Policy.

•
The Audit Committee reviews IT security controls with management and evaluates the adequacy of RPT’s and its Manager’s security programs, compliance and controls.

Nominating and Corporate Governance Committee
The Board and the Nominating and Corporate Governance Committee monitor RPT’s governance and succession risks by regular reviews with management.
Compensation Committee
The Board and the Compensation Committee monitor our compensation policies and related risks by regular reviews with management.
The Board’s role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management of the Manager that perform services for us having responsibility for assessing and managing our risk exposure, and with the Board and its committees providing oversight in connection with these efforts.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the

Nominating and Corporate Governance Committee charter and RPT’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. In considering director candidates and the composition of the Board, the Nominating and Corporate Governance Committee takes into account factors including, but not limited to, the current composition of the Board as a whole; diversity; age and succession considerations; skills and industry and other experience in the context of the Board’s needs; the desire for a substantial majority of independent directors; and the commitment of time on the part of directors to their service. The Nominating and Corporate Governance Committee aims to advance the Board’s and RPT’s goal of having a diverse and inclusive Board with directors having different backgrounds, including, but not limited to, geography, race, ethnicity, gender, and age. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee selects the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.
Code of Business Conduct and Ethics
The Board established a Code of Business Conduct and Ethics that applies to RPT officers, directors and employees and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and other senior financial officers that applies to the Chief Executive Officer, Chief Financial Officer and other senior financial officers. Among other matters, RPT’s code of business conduct and ethics is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in RPT’s SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code of Business Conduct and Ethics must be approved by the Compliance Officer or such officer’s designee. Any waiver of the Code of Ethics for the Chief Executive Officer, Chief Financial Officer and other senior financial officers must be approved in writing by the Board. Any such waiver shall be promptly disclosed to stockholders as required by law or NYSE regulations by posting such information on our website.
Insider Trading Policy
We maintain an insider trading policy (the “Insider Trading Policy”) applicable to our directors, executive officers, and other employees, as well as the Company itself and employees of Rithm. We believe the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, including NYSE rules, in connection with the purchase, sale, and or other dispositions of Company securities or the securities of other companies with which we do business.
Hedging and Pledging Policy
Under RPT’s Insider Trading Policy, RPT’s named executive officers and directors are prohibited from hedging Company stock. Additionally, Company personnel are prohibited from engaging in any of the following activities involving RPT’s shares: pledging Company securities, short sales, buying or selling puts or calls, or engaging in derivative transactions relating to Company securities (e.g., exchange traded options, etc.).
Clawback Policy
RPT maintains a compensation recoupment or “clawback” policy pursuant to Section 10D of the Exchange Act, which requires RPT to recoup certain incentive-based compensation awarded to executive officers in the event that RPT is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. RPT was not required to prepare an accounting restatement in 2024 and thus no recoupment was made pursuant to this policy.
Availability of Corporate Governance Materials
Stockholders may view RPT’s corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, RPT’s Corporate Governance Guidelines and RPT’s Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Chief Financial Officer, on RPT’s website at www.rithmpropertytrust.com under the “Company Info — Corporate Governance” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Rithm Property Trust Inc., 799 Broadway, 8th Floor, New York, NY 10003, Attention: Secretary. Information at or connected to RPT’s website is not and should not be considered a part of this Proxy Statement.
Independence of Directors
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).
The Board currently has four directors, a majority of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Ms. Haggerty and Messrs. Friedman and Hoffman. Mr. Nierenberg is not independent as he is an executive officer of RPT and of Rithm.
The Board currently has four director nominees, of which the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, that three are “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following director nominees are independent under these standards: Ms. Haggerty and Messrs. Friedman and Hoffman.
Board Leadership Structure
The Board does not have a set policy with respect to the separation of the offices of Chairman of the Board and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination when it elects a new Chief Executive Officer.
Mr. Friedman currently serves as the Chairman of the Board. Mr. Friedman has an extensive amount of operational and risk management experience to the Board as well as a deep knowledge of the financial services industry. The Board has reviewed its current leadership structure and has determined that Mr. Friedman is most suitable to act as Chairman of the Board.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the Secretary of RPT, 799 Broadway, 8th Floor, New York, NY 10003. The independent, non-employee directors have directed RPT’s Secretary to act as their agent in processing any communications received. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of the responsibilities of one of the Board’s standing committees are also to be forwarded to the chair of the appropriate committee.
Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate member of management.

Proposal 2 — Approval of the Issuance of up to 7,700,000 Shares of Common Stock to the Manager as Payment of Fees under the Management Agreement
Introduction
We are externally managed by RCM GA Manager LLC (the “Manager”), an affiliate of Rithm Capital Corp. (together with its subsidiaries, “Rithm”), under the terms of the Management Agreement, dated as of June 11, 2024, by and among the Company, Great Ajax Operating Partnership L.P. and the Manager, as amended by the First Amendment, dated as of October 18, 2024 (as amended, the “Management Agreement”), pursuant to which the Manager provides us with all of the personnel required to manage our operations, including our executive officers. Under the Management Agreement, the Company pays both a base management fee and, if applicable, an incentive fee to the Manager calculated and payable quarterly with respect to each calendar quarter (or partial quarter that the agreement is in effect) in arrears in cash or, at the election of the Manager, in shares of Common Stock of the Company. For a further discussion of the Management Agreement, see the section entitled “Certain Relationships and Related Party Transactions — Management Agreement”.
Our Common Stock is listed on NYSE and, as a result, we are subject to the NYSE rules and regulations. Section 312.03(b)(i) of the NYSE Listed Company Manual (“Rule 312”) requires shareholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in a transaction or series of related transactions, to a director, officer, controlling shareholder or member of a control group or any other substantial security holder of the Company that has an affiliated person who is an officer or director of the Company (each an “Active Related Party”) if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance.
Michael Nierenberg, our Chief Executive Officer and member of the Board, is also the Chief Executive Officer, Chairman of the Board of Directors and President of Rithm, and as a result, the Manager, an affiliate of Rithm, may be deemed to be an Active Related Party under Rule 312.
We are requesting your approval to issue up to an aggregate of 7,700,000 shares of Common Stock to the Manager as payment of the quarterly base management fee and/or incentive fee, if so elected by the Manager, pursuant to the Management Agreement, which may be made in one or a series of issuances in current and future periods, and which in aggregate may exceed one percent of our Common Shares outstanding prior to the first such issuance.
The Management Agreement provides that (a) neither the base management fee nor the incentive fee shall be payable in shares of Common Stock to the extent the ownership of such additional number of shares of Common Stock by the Manager would violate the limit on ownership of Common Stock set forth in in RPT’s Articles of Incorporation as in effect at the time of payment, after giving effect to any waiver from such limit that the Board has granted or may grant to the Manager from time to time (See “Certain Relationships and Related Party Transactions — Waiver of Ownership Limit”), and (b) the issuance of any shares of Common Stock to the Manager will be subject to compliance with all applicable requirements of federal, state, or foreign securities laws and with the requirements of any stock exchange or market system upon which the Common Stock may then be listed.
If we do not receive shareholder approval for this Proposal 2, the Company will only issue additional shares of Common Stock to the Manager pursuant to the Management Agreement to the extent such issuance is determined to be in compliance with Rule 312. The Management Agreement is in effect, and we are not seeking shareholder approval of the Management Agreement.
Interest of Certain Persons in Matters to be Acted Upon
As noted above, Michael Nierenberg, our Chief Executive Officer and member of the Board has an interest in this Proposal 2, due to his position as Chief Executive Officer, Chairman of the Board of Directors and President of Rithm, an affiliate of the Manager. In addition, our other executive officers are employees of or consultants to the Manager.

Vote Required and Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO 7,700,000 SHARES OF COMMON STOCK TO THE MANAGER AS PAYMENT OF FEES UNDER THE MANAGEMENT AGREEMENT.

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
Introduction
On March 10, 2025, the Audit Committee of the Board, which is comprised entirely of independent directors, appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Moss Adams LLP (“Moss Adams”) served as our independent registered public accounting firm for all fiscal years ended between December 31, 2014 and December 31, 2024. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of RPT and our stockholders to seek the ratification by the Stockholders of our Audit Committee’s selection of our independent registered public accounting firm. Representatives of EY are expected to be present at the Annual Meeting by conference phone, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. For purposes of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Ernst & Young LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but it will not be required to appoint a different firm.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS RPT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.
Relationship with Independent Registered Public Accounting Firm
Fee Disclosure
Our consolidated financial statements for the period ended December 31, 2024 have been audited by Moss Adams, which served as our independent registered public accounting firm for that year.
The following summarizes the fees billed by Moss Adams for services performed for the fiscal year ended December 31, 2024 and 2023:
	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$1,310,487	$917,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	38,000
Total	$1,310,487	$955,000
Audit Fees.   Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the consolidated financial statements, review of registration statements and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements.
Audit-Related Fees.   Audit-Related Fees consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not “Audit Fees.”

Tax Fees.   Tax Fees consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.
All Other Fees.   All Other Fees consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, pursuant to the Audit Committee Pre-Approval Policy, any engagement of RPT’s independent auditor to provide any permitted non-audit service to RPT. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by RPT for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.
In 2024, all audit-related, tax and other services provided to RPT by Moss Adams were reviewed and pre-approved by the chairperson of the Audit Committee.

Proposal 4 — Non-Binding Advisory Resolution to Approve Executive Compensation
Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders a non-binding advisory resolution subject to a stockholder vote to approve the compensation of the Company’s named executive officers, also known as a “say-on-pay” vote. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers.
At the Annual Meeting, you will be asked to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described under the heading “Compensation of Executive Officers,” the compensation tables and the related narrative discussion, by voting in favor of the following advisory resolution:
“RESOLVED, that the stockholders of Rithm Property Trust Inc. approve the compensation of the named executive officers as discussed and disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”
Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board or Compensation Committee thereof to take any action. However, the Compensation Committee and the Board will take the results of this advisory vote into consideration when considering future compensation arrangements for the named executive officers and whether any adjustments or modifications are warranted.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting will approve this advisory resolution. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.
As discussed in this Proxy Statement, the Compensation Committee and the Board believe that the Company’s compensation programs and the actual compensation paid to the named executive officers are supportive of the long-term interests of the Company and the creation of value for the Company’s stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

Proposal 5 — Non-Binding Advisory Resolution to Determine Frequency of Vote on an Advisory Resolution to Approve Executive Compensation
As required by Section 14A of the Exchange Act and the rules and regulations promulgated thereunder, we are providing our stockholders with the opportunity to determine, on a non-binding advisory basis, the frequency with which they would like to provide an advisory vote to approve the compensation of the named executive officers. This advisory vote is commonly referred to as a “say-on-frequency” vote. We are providing stockholders the option of selecting a frequency of every “1 year”, “2 years” or “3 years”.
Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board to take any action. However, the Compensation Committee and the Board will take the results of this advisory vote into consideration when considering the frequency of the advisory vote to approve the compensation of the named executive officers.
Vote Required and Recommendation
The option (every “1 year”, “2 years” or “3 years”) that receives a majority of all the votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been recommended by stockholders. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. In the event that no option receives a majority of the votes cast, the Board will consider the option that receives the most votes to be the option recommended by stockholders. After careful consideration and based upon the recommendation of the Compensation Committee, the Board has determined that holding a say-on-pay vote EVERY “1 YEAR” as opposed to “2 YEARS” or “3 YEARS” is most appropriate for the Company.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF HOLDING THE VOTE TO APPROVE AN ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY “1 YEAR”.

EXECUTIVE OFFICERS
The following table sets forth information concerning all of RPT’s executive officers. Executive officers are appointed annually by the Board and serve at the Board’s discretion.
Name	Age	Title
Michael Nierenberg	62	Chief Executive Officer
Mary Doyle	60	Principal financial officer and principal accounting officer
Michael Nierenberg — see biographical information in “Proposal 1: Election of Directors — Nominees for Election as Directors — Michael Nierenberg.”
Mary Doyle currently serves as RPT’s principal financial officer and principal accounting officer through a consulting arrangement with the Manager entered into in June 2024. Ms. Doyle joined RPT as RPT’s Chief Financial Officer in April 2016 and served in that position until June 2024. Prior to joining RPT, Ms. Doyle served as the Senior Vice President of Finance and the Senior Adviser to the CFO at Nationstar Mortgage LLC, one of the largest mortgage servicers in the United States, from 2012 to 2015. Prior to that, she was the Senior Advisor to the CFO and Acting Tax Director at Aurora Bank, FSB, a subsidiary of Lehman Brother Holdings Inc., from 2011 to 2013 and the CFO at Arch Bay Capital, LLC, an investment firm specializing in the real estate and mortgage industries, from 2010 to 2011. Prior to that, she worked at Fannie Mae and Sallie Mae, as well as the international public accounting firms of Arthur Andersen LLP and KPMG LLP. Ms. Doyle has a B.B.A. in Marketing from the University of Texas and an M.S. in Accounting from the University of Houston.

COMPENSATION OF EXECUTIVE OFFICERS
Overview
We are externally managed by the Manager under the terms of the Management Agreement, pursuant to which the Manager provides us with all of the personnel required to manage our operations, including our executive officers. Our executive officers are officers or personnel of the Manager or an affiliate of the Manager and do not receive any cash compensation from us for serving as our executive officers. Our executive officers, in their capacities as officers or personnel of the Manager or its affiliates, devote such portion of their time to our affairs as is necessary to enable us to operate our business.
Our Manager makes all decisions relating to the compensation of our executive officers based on factors it deems appropriate, and, except for the compensation of our principal financial officer, is not able to segregate and identify any portion of the compensation that it awards to our executive officers as relating solely to service performed for us, because the services performed by our executive officers are not performed exclusively for us. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans, and we do not have any employment agreements with any person and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control. We may, from time to time, at the discretion of the Compensation Committee, grant equity awards to our executive officers and to officers and other personnel of the Manager.
Although since the closing of our strategic transaction (the “Strategic Transaction”) with Rithm Capital Corp. in June 2024, we do not pay any of our executive officers cash compensation, pursuant to the Management Agreement, we pay the Manager the base management and incentive fees and reimburse the Manager for certain expenses as described in the section entitled “Certain Relationships and Related Party Transactions — Management Agreement.”
We are a “smaller reporting company” as that term is defined in Rule 12b-2 promulgated under the Exchange Act and are taking advantage of our ability to provide certain less comprehensive disclosures in our SEC filings, including reduced executive compensation disclosures.
Former Manager
Prior to the closing of the Strategic Transaction on June 11, 2024, we were managed by Thetis Asset Management LLC (the “Former Manager”). On June 11, 2024, in connection with the closing of the Strategic Transaction, amongst other developments, (a) we entered into a termination and release agreement (the “Termination and Release Agreement”) with the Former Manager, and issued 3,174,645 shares of our Common Stock to the Former Manager in connection with the termination, (b) Lawrence A. Mendelsohn resigned from his position as our Chief Executive Officer, and we appointed Michael Nierenberg to serve as our Chief Executive Officer, (c) Russell Schaub resigned from his position as our President, and (d) Mary Doyle resigned from her position as our Chief Financial Officer, but continues to be designated as the Company’s “principal financial officer” and “principal accounting officer” for purposes of the Company’s financial statements and periodic reports and other filings with the SEC through a consulting arrangement with the Manager. For a further discussion of the Strategic Transaction, see the section entitled “Certain Relationships and Related Party Transactions — Rithm Transaction.”
Named Executive Officers
The following individuals were our named executive officers for the year ended December 31, 2024:
•
Michael Nierenberg, our Chief Executive Officer;

•
Lawrence Mendelsohn, our former Chief Executive Officer;

•
Mary Doyle, our principal financial officer and principal accounting officer and former Chief Financial Officer; and

•
Russell Schaub, our former President.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael Nierenberg(1)	2024	—	—	—	—	—	—	—	—
Lawrence Mendelsohn(2)	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—
Mary Doyle	2024	481,696(3)	164,358(3)	—	—	—	—	—	716,272
	2023	419,792(4)	234,576(4)	—	—	—	—	—	654,368
Russell Schaub(5)	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—

(1)
Mr. Nierenberg was appointed as Chief Executive Officer of RPT on June 11, 2024. He is an employee of Rithm and did not receive any compensation from RPT in 2024. The Manager is not able to segregate and identify any portion of the compensation that Mr. Nierenberg received from Rithm as relating solely to services performed for RPT.

(2)
Mr. Mendelsohn resigned as Chief Executive Officer of RPT on June 11, 2024. He did not receive any compensation from RPT in 2024 or 2023, and, as discussed above, the Former Manager was not able to segregate and identify any portion of the compensation that Mr. Mendelsohn received as relating solely to services performed for RPT.

(3)
Includes (i) $365,400 in connection with Ms. Doyle’s service as RPT’s Chief Financial Officer during 2024 pursuant to her employment agreement with the Former Manager, dated March 4, 2022, until her resignation on June 11, 2024, after which time she ceased to receive any cash compensation from the Former Manager and (ii) $280,654 in connection with Ms. Doyle’s service under her consulting agreement with the Manager entered into as of June 11, 2024 pursuant to which Ms. Doyle was designated as the Company’s “principal financial officer” and “principal accounting officer.”

(4)
Amounts represent compensation in 2023 for Ms. Doyle’s service as RPT’s Chief Financial Officer pursuant to her employment agreement with the Former Manager, dated March 4, 2022.

(5)
Mr. Schaub resigned as President of RPT on June 11, 2024. He did not receive any compensation from RPT in 2024 or 2023, and, as discussed above, the Former Manager was not able to segregate and identify any portion of the compensation that Mr. Schaub received as relating solely to services performed for RPT.

Narrative Disclosure to Summary Compensation Table
Employment Agreement with Mary Doyle
In March 2022, the Former Manager renewed its employment agreement with Ms. Doyle, increasing her base salary to $400,000 from $315,000 and the annual target bonus opportunity to 63% of Ms. Doyle’s base salary from 59%, with the amount actually earned based on the achievement of certain performance objectives.
In June 2024, Ms. Doyle resigned from her position as Chief Financial Officer of the Company, after which time she ceased to receive cash compensation from the Former Manager.
Consulting Agreement with Mary Doyle
Following her resignation as CFO in June 2024, Ms. Doyle continued to serve as the Company’s “principal financial officer” and “principal accounting officer” for purposes of the Company’s financial statements and periodic reports and other filings with the SEC through a consulting agreement with the Manager entered into as of June 11, 2024 (the “Consulting Agreement”), pursuant to which Ms. Doyle is entitled to a consulting fee from the Manager in the amount of $63,541.67 per month. The Consulting Agreement terminates on June 11, 2025.
Equity Compensation
RPT has the 2016 Plan, under which RPT may provide incentive compensation to non-employee directors, executive officers, key employees and service providers in order to stimulate their efforts toward RPT’s continued success, long-term growth and profitability and to attract, reward and retain key personnel. In March 2024, the Board approved an amendment to the 2016 Plan (the “Amendment”) in order to permit the issuance of equity or equity-based incentive awards to the Manager, which may in turn issue incentives to the directors, managers, officers, employees of, or advisors or consultants to, the Manager or an affiliate thereof. The purpose of the Amendment is to incentivize the Manager and such individuals by permitting them to be issued awards under the 2016 Plan in order to increase their efforts on behalf of the Company and to promote the success of the Company’s business. RPT stockholders approved the adoption of the Amendment at the Company’s 2024 annual meeting of stockholders.
In 2024, the Compensation Committee and the Board did not grant any equity awards to our named executive officers. There were no outstanding equity awards held by any of our named executive officers as of December 31, 2024.
Pay Versus Performance
Compensation paid to RPT’s Chief Executive Officer and other named executives were calculated based on shares granted each year using the grant date stock price and adjusted for any previously issued shares that were unvested and fully vested each year and considered any dividends that have been paid. The following table summarizes the compensation paid to RPT’s Chief Executive Officer and other named executives and company performance measures.
Year	Summary compensation table total for PEO(1) ($)	Summary compensation table total for PEO ($)(2)	Compensation actually paid to PEO(1)(4) ($)	Compensation actually paid to PEO(2)(5) ($)	Average summary compensation table total for non-PEO named executive officers(3) ($)	Average compensation actually paid to non-PEO named executive officers(1)(6) ($)	Value of initial fixed $100 investment based on:	GAAP Net (loss) income ($ thousands)
							Total stockholder return ($)
2024	—	—	(29,296)	—	358,136	346,550	61	(92,175)
2023	—	n/a	(25,460)	n/a	327,184	316,505	100	(49,261)
2022	167,360	n/a	51,850	n/a	358,800	291,380	109	(28,679)

(1)
Lawrence Mendelsohn, RPT’s former CEO, was RPT’s principal executive officer until June 11, 2024.

(2)
Michael Nierenberg, RPT’s current CEO, was appointed to such position on June 11, 2024.

(3)
Includes compensation for Ms. Doyle and Mr. Schaub.

(4)
In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, the following adjustments were made to the amounts reported for Mr. Mendelsohn, in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Mendelsohn during the applicable year.

Description(a)	2022 ($)	2023 ($)	2024 ($)
Reported Summary Compensation Table	167,360	—	—
Reported Stock Awards Deduction(b)	167,360	—	—
Equity Award Adjustments(c)	51,850	(25,460)	(29,296)
Compensation Actually Paid	51,850	(25,460)	(29,296)

(a)
Mr. Mendelsohn received no pension benefits in the fiscal years presented from RPT under defined pension or defined contribution plans.

(b)
Total grant date fair value of equity awards reporting in the “Stock awards” column in the Summary Compensation Table for applicable year. Stock price is based on the closing market price of RPT’s common stock on the date of grant per ASC 718.

(c)
For each covered year, the amounts added or deducted in calculated equity award adjustments include:

Year	Summary Compensation Amounts ($)	Year End Fair Value of Unvested Equity Awards Granted in the Covered Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	—	—	—	—	(32,263)	—	2,967	(29,296)
2023	—	—	(36,156)	—	(3,995)	—	14,692	(25,460)
2022	167,360	116,000	(69,935)	—	(19,475)	—	25,260	51,850
(5)
Mr. Nierenberg, who was appointed as Chief Executive Officer in June 2024, did not receive any compensation from RPT in 2024, and, as discussed above, the Manager is unable to segregate and identify any portion of the compensation that Mr. Nierenberg received from Rithm as relating solely to services performed for RPT. As such, no adjustments were made to the amounts reported for Mr. Nierenberg.

(6)
In accordance with the requirements of Item 402(v)(2)(iii) of Regulation S-K, when calculating the “average compensation actually paid” for the executive officers excluding CEO, the following adjustments were made to the amounts reported in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Doyle and Mr. Schaub during the applicable year.

Description(a)	2022 ($)	2023 ($)	2024 ($)
Reported Summary Compensation Table	358,800	327,184	358,136
Reported Stock Awards Deduction(b)	52,300	—	—
Equity Award Adjustments(c)	(15,120)	(10,679)	(11,586)
Compensation Actually Paid	291,380	316,505	346,550

(a)
Ms. Doyle and Mr. Schaub received no pension benefits in the fiscal years presented from RPT under defined pension or defined contribution plans.

(b)
Total grant date fair value of equity awards reporting in the “Stock awards” column in the Summary Compensation Table for applicable year.

(c)
For each covered year, the amounts added or deducted in calculated equity award adjustment include:

Year	Summary Compensation Amounts ($)	Year End Fair Value of Unvested Equity Awards Granted in the Covered Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	358,136	—	—	—	(12,759)	—	1,173	(11,586)
2023	327,184	—	(14,299)	—	(3,153)	—	6,773	(10,679)
2022	358,800	36,250	(51,220)	—	(14,350)	—	14,200	(15,120)
Relationship Between “Compensation Actually Paid” and Performance Measures
The descriptions below describe the relationship of “compensation actually paid” to RPT’s CEO and executive officers to the total stockholder return and net income across the years ended December 31, 2024, 2023 and 2022. For the year ended December 31, 2024, Mr. Mendelsohn and Mr. Nierenberg, who both served as principal executive officer of RPT during the year, did not receive any compensation from RPT.
Total Stockholder Return
Compensation actually paid to RPT’s CEO for the years ended December 31, 2024, 2023 and 2022 was $(30) thousand, $(25) thousand and $52 thousand, respectively. Compensation actually paid to executive officers excluding the CEO for the years ended December 31, 2024, 2023 and 2022 was approximately $347 thousand, $317 thousand and $291 thousand, respectively. The calculation to determine compensation actually paid to RPT’s CEO and executive officers is detailed above and is calculated in accordance with item 402(v)(2)(iii) of Regulation S-K. RPT’s cumulative total stockholder return (“TSR”), which is calculated off an initial fixed $100 investment for the last three completed fiscal years was $61.71, $100.21 and $108.64, respectively.
Compensation actually paid to RPT’s CEO and RPT’s TSR decreased for the year ended December 31, 2024 versus December 31, 2023, and decreased for the year ended December 31, 2023 versus 2022. Compensation actually paid to RPT’s executive officers excluding the CEO increased, while RPT’s TSR decreased for the year ended December 31, 2024 versus December 31, 2023, and compensation actually paid to RPTs executive officers excluding the CEO increased, while RPT’s TSR decreased for the year ended December 31, 2023 versus 2022.
Net (Loss) Income
RPT had consolidated net losses attributable to common stockholders for the years ended December 31, 2024, 2023 and 2022 of $(92) million,$(49) million and $(29) million, respectively. The compensation actually paid to RPT’s CEO and RPT’s consolidated net (loss) income decreased for the years ended December 31, 2024, 2023 and 2022. On the other hand, compensation actually paid to RPT’s executive officers excluding the CEO increased while RPT’s consolidated net (loss) income for the same comparative years decreased.
Potential Payments Upon Termination or Change in Control
RPT’s named executive officers are employees of or consultants to the Manager (or the Former Manager, as the case may be) or its affiliates and therefore RPT generally has no obligation to pay them any form of compensation upon their termination of employment.
However, the 2016 Plan provides that, in the event of a “change in control” (as such term is defined in the 2016 Plan), the following would apply:
(i)
where awards are not being assumed or continued, all outstanding awards, excluding performance awards (as such term is defined in RPT’s 2016 Plan), will be deemed to have vested and the shares subject thereto will be delivered, and all Dividend Equivalent Rights (as such term is defined in RPT’s 2016 Plan) shall be deemed to have vested and the shares subject thereto shall be delivered, immediately prior to the occurrence of such change in control. For performance awards, if less than half of the performance period has lapsed, the awards would be converted into restricted stock or stock units assuming target performance has been achieved (or unrestricted stock if no further restrictions apply). If more than half the performance period has lapsed, the awards shall be converted into restricted stock or stock units based on actual performance to date (or unrestricted stock if no further restrictions apply). If actual performance is not determinable, then performance awards shall be converted into restricted stock or stock units assuming target performance has been achieved, based on the discretion of the Compensation Committee (or unrestricted stock if no further restrictions apply); and
(ii)
where awards are being assumed or continued, the 2016 Plan and awards theretofore granted would continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of the awards theretofore granted, or for the substitution for such awards for new awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

Notwithstanding the change of control provisions, the Compensation Committee exercised its authority under the 2016 Plan to vest all unvested shares on the Strategic Transaction closing date. The value at vesting to the named executive officers is as follows:
	Stock Awards Name
	Number of shares vesting at closing(#)	Value at Vesting(1)
Lawrence Mendelsohn	17,667	62,895
Michael Nierenberg	—	—
Mary Doyle	9,333	33,225
Russell Schaub	5,333	18,985

(1)
Value at vesting is based on the closing price of our Common Stock on May 20, 2024, which was the day of vesting in connection with the approval of the Strategic Transaction by our shareholders.

Equity Compensation Plan Information
The following table provides information as of December 31, 2024 with respect to the shares of RPT Common Stock that may be issued under RPT’s existing equity compensation plans.
Plan	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted-average exercise price of outstanding option, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2016 Plan	—	—	1,687,650
Director Plan	—	—	40,500
Total	—	—	1,728,150

(1)
Pursuant to SEC guidance, the unvested restricted shares are issued and outstanding shares and are not included in this column.

2016 Plan
As of the date hereof, the total number of shares of Common Stock available for issuance under the 2016 Plan is 1,687,650 shares, subject to adjustment upon certain events specified thereunder. The Board may amend or terminate the 2016 Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent or violate the 2016 Plan’s prohibition on repricing. The stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. The stockholders also must approve any amendment that changes the no-repricing provisions of the plan. Unless terminated sooner by the Board, the 2016 Plan will terminate on the tenth anniversary of its approval by stockholders.
Director Plan
The Director Plan is designed to promote the interest of RPT by attracting and retaining qualified and experienced individuals for service as non-employee directors. The Director Plan is administered by the Board. The total number of shares of Common Stock or other stock- based awards, including grants of LTIP units from the Operating Partnership available for issuance under the Director Plan is 40,500 shares, subject to adjustment upon certain events specified thereunder.
The Director Plan shall remain in full force and effect until the tenth anniversary of the date of its adoption by the Board, or if earlier, the date it is terminated by the Board. The Board may amend, suspend or terminate the Director Plan at any time. However, no amendment is permitted without stockholder approval if such approval is required by applicable law or applicable requirements of any securities exchange or similar entity. The Board may amend outstanding awards, provided, however, that in the case of amendments adverse to the holder, the Board must obtain the holder’s consent to any such amendment unless the amendment is required by certain tax laws.
Timing of Grants of Certain Equity Awards
The Company currently does not grant options and historically has not granted options to its named executive officers. However, with respect to grants of equity of the Company generally, the Company does not time disclosure of material non-public information for the purpose of affecting the value of compensation, and the Compensation Committee generally seeks to avoid making grants four business days prior to, or one business day following, the filing of a periodic or current report with the SEC that discloses material non-public information.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board is comprised of Ms. Haggerty and Messrs. Friedman and Hoffman, with Ms. Haggerty serving as its chair. The members of the Audit Committee are appointed by and serve at the discretion of the Board. One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of RPT’s consolidated financial statements.
RPT’s management team has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with RPT’s management.
The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of RPT’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of RPT’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received both the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams LLP its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that RPT’s audited consolidated financial statements for 2024 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Mary Haggerty (Chair)
Paul Friedman
Daniel Hoffman
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of RPT’s filings under the Securities Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS OF RPT
The following table sets forth the total number and percentage of Common Stock beneficially owned as of April 16, 2025, by: (1) each holder of more than 5% of Common Stock; (2) each director and director nominee of RPT; (3) RPT’s named executive officers; and (4) all executive officers, directors and director nominees of RPT as a group. The information with respect to beneficial ownership is based on publicly available information and information provided to RPT by its stockholders. Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of warrants, options or other rights. The percentages below are based on 48,685,678 shares of Common Stock outstanding as of April 16, 2025.
Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of RPT’s principal executive office, 799 Broadway, 8th Floor, New York, NY 10003.
	Shares Beneficially Owned
	Number	Percent
Magnetar Financial LLC(1)	7,750,969	15.9%
Rithm Capital Corp.(2)	6,581,453	13.5%
Wellington Management Group LLP(3)	5,332,822	11.0%
Beach Point Capital(4)	3,167,288	6.5%
Bay Pond Partners L.P.(5)	2,868,154	5.9%
Almitas Capital LLC(6)	2,740,488	5.6%
Michael Nierenberg	—	*
Paul Friedman	46,206	*
Mary Haggerty	19,882	*
Daniel Hoffman	2,000	*
Mary Doyle	95,759	*
Lawrence Mendelsohn(7)	200,212	*
Russell Schaub(8)	164,738	*
Executive officers, directors and director nominees as a group (5 persons)	163,847	*

*
Less than 1%.

(1)
As of February 29, 2024, as reported on Schedule 13G./A. Includes shares of Common Stock held for: (i) Magnetar Constellation Fund V Ltd (“Constellation V Ltd”) and Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), each of which is a Cayman Islands exempted company for which Magnetar Financial serves as investment manager; and (ii) Magnetar Constellation Fund V LLC (“Constellation V LLC”), which is a Delaware limited liability company for which Magnetar Financial serves as manager. Constellation V Ltd, Xing He Master Fund and Constellation V LLC are collectively referred to herein as the “Magnetar Funds.” In its respective capacities, Magnetar Financial exercises voting and investment power over the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The business address of Magnetar is 1603 Orrington Ave, 13th Floor, Evanston, IL 60201.

(2)
The business address of Rithm Capital Corp. is 799 Broadway, New York, New York 10003. Rithm Capital Corp.’s holdings include shares held by RCM GA Manager LLC.

(3)
As of September 30, 2024, as reported on Schedule 13G/A. Wellington is an investment adviser registered under the Investment Advisers Act, and is an indirect subsidiary of Wellington. The shares indicated in the table are held of record by investment advisory clients of Wellington. Wellington,

Wellington Group Holdings LLP, Wellington Investment Advisers Holdings LLP and Wellington Management Company LLP may be deemed to beneficially own the shares indicated in the table, and have shared voting power and dispositive power with respect to such shares. The business address of Wellington, Wellington Group Holdings LLP, Wellington Investment Advisers Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company LLP’s holdings include shares held by Bay Pond Partners, L.P.
(4)
As of September 30, 2024, as reported on Schedule 13G/A. Beach Point Capital is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Beach Point Capital possesses voting and investment power over the shares of Common Stock that are owned by its clients, and may be deemed to be the beneficial owner of the shares of Common Stock. Beach Point GP is the sole general partner of Beach Point Capital. As a result, Beach Point GP may be deemed to share beneficial ownership of the shares of Common Stock. The business address of Beach Point Capital Management LP (“Beach Point Capital”) is 1620 26th Street, Suite 6000n, Santa Monica, CA 90404.

(5)
As of September 30, 2024, as reported on Schedule 13G/A. The business address of Bay Pond Partners, L.P. is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(6)
As of December 31, 2023, as reported on Schedule 13G/A. The business address of Almitas Capital LLC is 1460 4th Street, Suite 300 Santa Monica, CA 90401.

(7)
Includes shares owned by or for the benefit of his spouse and shares owned by or for the benefit of by entities or trusts which are owned or managed by Mr. Mendelson.

(8)
Includes 1,450 shares owned by or for the benefit of his spouse and children who live in his home; and 5,790 shares owned by Shackleton RBS3 LLC, which is managed by Mr. Schaub.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Rithm Transaction
On June 11, 2024, the Company completed the Strategic Transaction with Rithm. The Strategic Transaction included a Securities Purchase Agreement entered into by the Company, the Operating Partnership (as defined below), Thetis Asset Management LLC (the “Former Manager”) and Rithm (the “Securities Purchase Agreement”) on February 26, 2024 which provided for, upon the approval of the Company’s stockholders on May 20, 2024, (i) the sale of $14.0 million of the Company’s Common Stock to Rithm at a price of $4.87 per share (which represents the trailing five-day average closing price of the Company’s Common Stock on the NYSE as of the date of the Securities Purchase Agreement and (ii) entry into the Management Agreement with the Manager, under which, RCM GA Manager LLC became the Company’s new external manager. Additionally, on February 26, 2024, the Company entered into a term loan with Rithm (the “Credit Agreement”), the draw period for which has expired. Entry into the Credit Agreement was accompanied by the Company’s agreement to issue detachable warrants to purchase shares of the Company’s Common Stock to Rithm. The Company issued such warrants to Rithm to purchase 6.5 million shares with an exercise price of $5.36 per share on May 14, 2024 (the “Rithm Warrants”). On February 26, 2024, the Company issued a termination notice to the Former Manager (as defined below) in connection with the Strategic Transaction and on June 11, 2024, the Company terminated the Former Management Agreement (as defined below), entered into the Termination and Release Agreement with the Former Manager and issued approximately 3.2 million shares of Common Stock to the Former Manager in connection with the termination of the Former Manager. For a full description of the components of the Strategic Transaction, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2024.
In connection with the Strategic Transaction, the Company terminated its agreement with Gregory Funding LLC (the “Former Servicer”), the former loan servicer for the Company and disposed of its interest in Great Ajax FS LLC (“GAFS”), the parent company of the Former Servicer. On June 1, 2024, the Former Servicer assigned all of the servicing agreements for its mortgage loans and real property (the “Servicing Agreements”) to Newrez LLC (“Newrez” or “Servicer”), an affiliate of Rithm through a Servicing Transfer Agreement by and between Former Servicer and Newrez (the “Servicing Transfer Agreement”). The terms of the Servicing Agreements otherwise remain unchanged.
Management Agreement
Current Management Agreement
On June 11, 2024, the Company entered into the Management Agreement, and on October 18, 2024, the Company entered into the First Amendment to the Management Agreement to provide that the base management fee and the incentive fee thereunder shall be payable in cash or, at the election of the Manager, in shares of Common Stock. The Management Agreement shall be in effect until June 11, 2027 and shall be automatically renewed for a successive two-year term each anniversary date thereafter unless terminated by a party. Under the Management Agreement, the Manager implements the Company’s business strategy and manages the Company’s business and investment activities and day-to-day operations subject to oversight by the Board. Among other services, the Manager provides the Company with a management team and necessary administrative and support personnel. Additionally, the Company pays directly for the internal audit function that reports directly to the Audit Committee and the Board. The Company does not currently have any employees that it pays directly and does not expect to have any employees that it pays directly in the foreseeable future. Each of the Company’s executive officers is an employee or officer of the Manager.
Under the Management Agreement, the Company pays both a base management fee and an incentive fee to the Manager calculated and payable quarterly with respect to each calendar quarter (or partial quarter that the agreement is in effect) in arrears in cash or, at the election of the Manager, in shares of Common Stock of the Company. The base management fee equals 1.5% of the Company’s stockholders’ equity, including equity equivalents such as the Company’s issuance of convertible senior notes, per annum. Also, under the Management Agreement, the Company’s quarterly base management fee includes, in its computation of equity managed, its unsecured debt securities to the extent the proceeds were used to repurchase the Company’s preferred stock.
The Manager is entitled to the incentive fee, which is payable quarterly in arrears in cash or, at the election of the Manager, in shares of Common Stock of the Company, in an amount equal to 20% of the dollar amount by which (i) earnings available for distribution exceeds the product of (A) the average common book value per share (excluding fair value marks, impairments, transaction/ deal expenses and associated tax impact and such other items that in the judgment of the Company officers should be excluded) of RPT’s Common Stock during such calendar quarter and (B) 8%. Notwithstanding either of the foregoing, no incentive fee will be payable to the Manager with respect to any period unless the Company’s cumulative earnings available for distribution is greater than zero for the most recently completed four calendar quarters (which cumulative earnings available for distribution shall be reset at the completion of every fourth quarter following the date hereof and each subsequent fourth quarter thereafter (each, a “Reset Date”) so as not to take into account prior calendar quarters), or, if less, (i) the number of completed calendar quarters since the date hereof or (ii) the number of completed calendar quarters since the last Reset Date.
In addition to the base management fee and the incentive fee described above, the Company pays all of its costs and expenses and reimburses the Manager (to the extent incurred by the Manager) on a monthly basis for the costs and expenses of providing services under the Management Agreement, including reimbursing the Manager or its affiliates, as applicable, for the Company’s allocable share of the compensation (whether paid in cash, stock or other forms), including annual base salary, bonus, any related withholding taxes and employee benefits, paid to (i) the Manager’s personnel serving as the Company’s chief financial officer based on the percentage of his or her time spent managing the Company’s affairs and (ii) other corporate finance, tax, accounting, middle office, internal audit, legal, risk management, operations, compliance and other non-investment personnel of the Manager and its affiliates who spend all or a portion of their time managing the Company’s affairs.
The Company will be required to pay the Manager a termination fee in the event that the Management Agreement is terminated as a result of (i) a termination by the Company without cause, (ii) its decision not to renew the Management Agreement upon the determination of at least two-thirds of the Company’s independent directors for reasons including the failure to agree on revised compensation, (iii) a termination by the Manager as a result of the Company becoming regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (other than as a result of the acts or omissions of the Manager in violation of investment guidelines approved by the Board), or (iv) a termination by the Manager if the Company defaults in the performance of any material term of the Management Agreement (subject to a notice and cure period). The termination fee will be equal to three times the combined base fee and incentive fees payable to the Manager during the 12-month period ended as of the end of the most recently completed fiscal quarter prior to the date of termination.
Former Management Agreement
The Company was a party to the Third Amended and Restated Management Agreement with the Former Manager (the “Former Management Agreement”) by and between the Company and the Former Manager. Under the Former Management Agreement, the Former Manager implemented the Company’s business strategy and managed the Company’s business and investment activities and day-to-day operations subject to oversight by the Board. Among other services, the Former Manager provided the Company with a management team and necessary administrative and support personnel. Additionally, the Company paid directly for the internal audit function that reported directly to the Audit Committee and the Board.
Under the Former Management Agreement, the Company paid a quarterly base management fee based on its stockholders’ equity, including equity equivalents such as the Company’s issuance of convertible senior notes. Also, under the First Amendment to the Third Amended and Restated Management Agreement with the Former Manager, which had an effective date of March 1, 2023, the Company’s quarterly base management fee included, in its computation of equity managed, its unsecured debt securities to the extent the proceeds were used to repurchase the Company’s preferred stock. The Company was periodically required to pay a quarterly incentive management fee based on its cash distributions to its stockholders and the change in book value and had the option to pay up to 100% of the base and incentive fees in cash or in shares of the Company’s Common Stock. Management fees were expensed in the quarter incurred and the portion payable in Common Stock, if any, was accrued at quarter end. On February 26, 2024, the Company issued a termination notice to the Former Manager, in connection with the Strategic Transaction, and on June 11, 2024, the Company terminated the Former Management Agreement, entered into the Termination and Release Agreement with the Former Manager and issued approximately 3.2 million shares of Common Stock to the Former Manager in connection with the termination.
Servicing Agreement
Until June 1, 2024, the Company and its affiliates were party to various Servicing Agreements with the Former Servicer. The Company owned a 9.72% interest in the Former Servicer which was disposed of in the quarter ending June 30, 2024. On June 1, 2024, the Former Servicer transferred the Servicing Agreements to Newrez, an affiliate of the Manager, pursuant to the Servicing Transfer Agreement. The terms of the Servicing Agreements remain substantially the same.
Servicing fees for mortgage loans range from 0.42% to 1.25% annually of unpaid principal balance at acquisition (or the fair market value or purchase price of REO) and are paid monthly. The servicing fee is based upon the status of the loan at acquisition. A change in status from re-performing loans to non-performing loans does not cause a change in the servicing fee rate.
Servicing fees for the Company’s real property assets that are not held in joint ventures are the greater of (i) the servicing fee applicable to the underlying mortgage loan prior to foreclosure and (ii) 1.00% annually of the fair market value of the REO or 1.00% annually of the purchase price of any REO otherwise purchased by the Company.
Newrez is reimbursed for all customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance of its obligations, including the actual cost of any repairs and renovations to foreclosed property undertaken on the Company’s behalf. The total fees incurred by the Company for these services are dependent upon the following: (i) for fees based on mortgage loans, the total fees will be dependent upon the unpaid principal balance and the type of mortgage loans that the Servicer services; and (ii) for fees based on REO properties, property values, previous unpaid principal balance of the relevant loan, and the number of REO properties.
If any Servicing Agreement has been terminated other than for cause and/or the Servicer terminates the Servicing Agreement, the Company will be required to pay a termination fee equal to the aggregate servicing fees payable under the applicable Servicing Agreement for the immediately preceding 12-month period.
Fees and Reimbursements
During the year ended December 31, 2024, the Company incurred $23.3 million in total management fees. Management fees paid under the current Management Agreement totaled $3.8 million (of which $2.4 million was paid in cash, including $0.7 million of reimbursable expenses, and $1.4 million was paid shares of Common Stock, amounting to 441,783 shares). Additionally, $19.5 million in management fees were paid to the Former Manager of which $4.0 million was paid in cash and $15.5 million was paid in shares of Common stock, amounting to 3,174,645 shares. The $15.5 million paid in shares represented the termination fee paid to the Former Manager. During the same period, the Company incurred servicing fees of $1.4 under Servicing Agreements with the Servicer and $2.8 million under Servicing Agreements with the Former Servicer.
Waiver of Ownership Limit
Our Articles of Amendment and Restatement (our “Charter”) contains restrictions on the number of shares of our capital stock that a person may own. No person may beneficially or constructively own more than 9.8% in value or in number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of our common stock or the aggregate of the outstanding shares of our capital stock, unless such person receives an exemption from our Board. Subject to certain limitations, our Board, in its sole discretion, may exempt (prospectively or retroactively) a person from, or modify, these limits, if it obtains such representations, covenants and undertakings as it deems appropriate to conclude that granting the exemption will not cause us to lose our status as a REIT.
On February 22, 2024, we provided Rithm with an ownership limit waiver (the “Ownership Limit Waiver”) granting an exception and limited waiver from the restrictions on ownership and transfer contained in Article VI of our Charter. The Ownership Limit Waiver provides that if at any time Rithm beneficially or constructively owns an amount of outstanding shares our common stock or our capital stock in excess of 20% of the then-outstanding common stock or capital stock, then the exception granted by the Ownership Limit Waiver shall be rescinded automatically with immediate effect.
Trademark License Agreement
Aspen Yo (“Aspen”), an affiliate of Aspen Capital, has historically granted the Company a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use the name “Great Ajax” and the related logo. The agreement has no specified term, however, if the management contract with the Former Manager expired or was terminated, the trademark license agreement would terminate within 30 days. In connection with the Strategic Transaction, on May 20, 2024, Aspen assigned the trademark to the name “Great Ajax” and the related logo to the Company.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Based solely on our review of copies of such reports, we believe that all Section 16(a) filing requirements applicable to our directors, officers and 10% stockholders were complied with during 2024, except that Paul Friedman, Daniel Hoffman and Rithm Capital Corp. each had one transaction that was inadvertently untimely filed on a Form 4.
Other Matters to Come Before the Annual Meeting
RPT does not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and RPT knows of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of RPT’s management on such matters, including any matters dealing with the conduct of the Annual Meeting.
Advance Notice for 2026 Annual Meeting of Stockholders
Rule 14a-8 Proposals.   Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in RPT’s proxy materials for the 2026 annual meeting of stockholders must have been received at RPT’s principal executive offices no later than December 18, 2025. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.
Nominations for Director and Non-Rule 14a-8 Proposals.   In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of the RPT Bylaws, which are on file with the SEC and may be obtained from our corporate secretary upon request. Pursuant to Article II, Section 11 of the RPT Bylaws, RPT must receive timely notice of the nomination or other proposal in writing by not later than the close of business on January 21, 2026, nor earlier than December 22, 2025. However, in the event that the date of the mailing of the notice for the 2026 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the 2025 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 120th day prior to the date of the mailing of the notice for such meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such meeting or the 10th day following the date of the first public announcement of the date of mailing of the notice for such meeting is first made.
Nominations for the 2026 Annual Meeting of Stockholders for Purposes of Rule 14a-19.   To be timely for purposes of Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than RPT’s nominees must provide notice that sets forth the information required by Rule 14a-19 in addition to satisfying the requirements of the RPT Bylaws, as described above. Notice must be received by RPT’s Secretary at RPT’s principal executive office no later than April 3, 2026.

ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.rithmpropertytrust.com. Such information will also be furnished upon written request to Rithm Property Trust Inc., 799 Broadway, 8th Floor, New York, New York 10003, Attention: Investor Relations.
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements, proxy cards and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” is permitted by Maryland law and potentially means extra convenience for stockholders and cost savings for companies.
Some brokers “household” proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker if your shares are held in a brokerage account. Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and also will also help preserve environmental resources.
Stockholders of Record.   If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
Street Name Holders.   If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
By Order of the Board of Directors,
Emma B. Bolla
Secretary
New York, NY
April 21, 2025

ANNUAL MEETING OF STOCKHOLDERS OFRITHM PROPERTY TRUST INC.June 2, 2025INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON - You may vote your shares in person by attending the Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.20430030303000001000 8060225THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3 AND 4 AND "1 YEAR" FOR PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN 1.Election of Directors:FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) NOMINEES:O Paul Friedman O Mary Haggerty O Daniel HoffmanO Michael Nierenberg 2.To approve the issuance of up to 7,700,000 shares of Common Stock to RCM GA Manager LLC, the external manager of Rithm Property Trust Inc. ("RPT") as payment of fees under the Management Agreement (as defined in the accompanying materials).3.To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for RPT for the fiscal year ending December 31, 2025.4.To approve (on a non-binding advisory basis) the compensation of the named executive officers as described in the accompanying materials. FOR AGAINST ABSTAINFOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: 5.To approve (on a non-binding advisory basis) the frequency of 1 year an advisory vote on the compensation of our named executive officers in future years. 2years 3years ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 3 and 4 and 1 YEAR in Proposal 5. If no direction is made, this proxy will be voted in the discretion of the proxy holder on any other business not specified above that is properly presented at the Annual Meeting or postponement thereof.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of StockholderDate:Signature of StockholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0RITHM PROPERTY TRUST INC.799 Broadway New York, NY 10036THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Michael Nierenberg and Mary Doyle either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to rep- resent and vote, as designated on the reverse side, all the shares of Common Stock of RITHM PROPERTY TRUST INC. held of record by the undersigned on April 8, 2025, at the Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time, on June 2, 2025, at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY,10036 or any adjournment or postponement thereof.(Continued and to be signed on the reverse side)1.114475